2002 Annual Report
TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	8

TRUSTEES AND OFFICERS	18

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS
UNFINISHED BUSINESS

By any measure, 2002 was a memorable year. Unfortunately, most of the things that we are likely to associate with it are the same things that many of us would just as soon forget. The prospect of war, the ongoing threat of terrorism, scandals in the boardroom and at the altar, an uncertain economy and, of course, a staggering stock market, all made 2002 both unforgettable and unpleasant. Just as remarkable is the unsettled nature of it all. While it would have been asking a lot for any of these events to resolve themselves tidily before the end of December, the past year seemed to hold more than its share of unfinished business. Certainly neither the economy nor the stock market has yet established a definitive direction. As a result, we seem to have entered what might best be described as an age of anxiety, in contrast to the era of unbridled optimism that marked the late ‘90s. After all, 2001 was also a year characterized by general apprehension (exacerbated by the events of September 11), economic queasiness and a poor-performing stock market. In any case, the current period is one that cannot end quickly enough for most investors, who at this time last year were already tired of trying to survive the bear market that began in March 2000.

2002 offered little to lift their spirits. Scattered signs of life in the first quarter were snuffed out by second-quarter losses. Following an all-too-brief late summer rally, stock prices bottomed out yet again in mid-October. Frankly, we thought that by the end of July, the stage was set for the market to begin to recover. At that time, the bear market was already more than two years old and the decline in value for equities was already significant. Trillions of dollars had been lost. In addition, there seemed to be widespread, final acceptance that the stock market was facing the wrenching aftermath of a spectacular speculative bubble in the wake of the Internet stock boom. Yet prices continued to fall and the upswing that began in August amounted to very little gain for the market as a whole. Most disappointing of all was the gradual absorption of value stocks into the general downward trend. Perhaps, as noted stock trader Martha Stewart might say, “it’s a good thing” that value lasted as long as it did, but from our perspective, negative returns are never good, even if they are sooner or later inevitable.

The market did recover a bit from the October 9th low through mid-December, although the last two weeks of the year saw more selling, which dampened the effect of a promising fourth-quarter rally. What factors drove the market’s brief pops and deep crashes? To the general sense of unease, economic and otherwise, we can add the hoped-for increases in capital spending that stubbornly refused to materialize, the ongoing cloudy earnings picture and the weakening dollar that shook some nervous investors right out of the market. What will it take for discouraged investors to return to stocks? That remains an open question. The unfinished business from 2002 makes trying to figure out what might happen next especially challenging. However, we still maintain that there are more positive signals than negative ones for the stock market, and that the worst is behind us.

The ‘90s were dominated by large-cap stocks while the current decade has thus far been led by smaller companies. We think that this leadership can continue through the more bullish phase that we believe we may just now be entering. It’s worth noting that small-cap leadership has occurred in a bear market. The idea persists that small-caps are more vulnerable to market downturns, but in the current down market period they have held up much better than bigger companies. In the current uncertain slow-growth economy, our belief is that small-caps, being generally leaner and meaner, will prove more adaptable and better able to handle financial adversity than their larger counterparts. Another reason rests on our belief that simpler, single-line businesses with more transparent accounting are probably going to remain more attractive to investors for at least a few more years. We see this as a potential benefit to small-cap stocks.

2 | ROYCE CAPITAL FUND ANNUAL REPORT 2002

Ultimately, however, regardless of the advantages that may or may not accrue to small-cap stocks in the next few years, we will do what we always have — continue to look for what we think are terrific companies trading at low prices relative to our estimate of the company’s value as a business. For more than 25 years, whether times were good, bad or indifferent for equities, we have used the same approach. After all, our orientation was born in the teeth of the bear market of 1973-4. Difficult market periods sealed the lesson that capital preservation and risk management were as critical as capital growth, and that the three were significantly interrelated. The importance of absolute returns is absolute. If trying to manage the hurdles of the past year’s wildly volatile and downward sloping market offered us an un-requested refresher course, so be it. Some lessons can never be re-learned enough.

(l-r) Jack Fockler, Chuck Royce and Whitney George
We appreciate your continued support. Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Foclker, Jr.
President	Vice President	Vice President
January 31, 2003
NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Funds. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2002 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO
Average Annual Total Returns	Through 12/31/02	Portfolio Diagnostics

July - December *	-17.55%	Median Market Capitalization	$194 million
One-Year	-12.87	Weighted Average P/B Ratio	1.2x
Three-Year	10.24	Weighted Average Yield	0.4%
Five-Year	12.31	Number of Holdings	189
Since Inception (12/27/96)	13.75	Fund Net Assets	$134 million
* Not annualized.
MANAGER’S DISCUSSION

Micro-cap stocks were not able to elude the bear in 2002. Many of the holdings in Royce Capital Fund - Micro-Cap Portfolio (RCM) finally began to succumb to the bear in May, and by July were feeling the sharp bite of the downturn, with a third-quarter loss of 22.1%. The ensuing fourth-quarter rally, while a welcome development, could not provide enough of a bounce to put the Portfolio in positive return territory for the calendar year. In 2002, the Portfolio was down 12.9%, ahead of its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period. While its 2002 performance was disappointing, the Portfolio had better news over longer-term periods. From the small-cap market peak on 3/9/00 through 12/31/02, RCM was up 29.9% versus a decline of 34.3% for the Russell 2000. The Portfolio also outperformed its benchmark for the three-year, five-year and since inception (12/27/96) periods ended 12/31/02. RCM's average annual total return since inception for the period ended 12/31/02 was 13.8%.

The Portfolio's two largest sectors, Technology and Health, also posted the year's largest net losses. In the case of Technology, performance was hampered primarily by the lack of capital spending on the part of businesses for technological enhancements and upgrades. Although we were frustrated by the sluggish behavior of the Portfolio's holdings in this area, we also took advantage of falling prices to increase our stake in what we believed were the most financially resilient companies. We built our position in voice, data and signaling telecommunications products maker Performance Technologies through September. In our view, the company's attractive niche business could potentially benefit from a recovery in the telecommunications industry. We also bought shares of TTM Technologies as its price declined because we like the business of this specialized service provider for highly complex printed circuit boards.

We find healthcare and biotech stocks especially promising. Although arguably not as visible as our daily use of the Internet and telecommunications, health care is growing rapidly, and we see no signs of this trend slowing down; instead, we see the aging Baby Boomer generation and the attendant demand for improvements in overall quality of life keeping the demand for health-care products and services growing. For smaller companies, the risk is that their capital will be exhausted before the economy and/or stock market improve. Yet we think that larger pharmaceutical and biotech companies, generally on the lookout for new products and services, are more likely to buy out promising companies before they run out of capital if the stock market and economy fail to recover in a timely fashion. Therefore, we increased our positions in many of the Portfolio's holdings in the Health sector amidst the precipitous drops in the summer and autumn months. Many of these stocks were trading at, near or below their cash value, meaning that the market was essentially placing a zero value on their businesses. From our perspective, this translated into healthy bargains. For example, the price of Lexicon Genetics fell through most of 2002, yet we like its gene knockout technology, which is designed to discover the physiological functions and medical uses of genes. We also think that its approximately $300 million facilities, $100 million in cash and increasing revenues make it a terrific company.

We believe that RCM is well positioned for what we think will be a highly volatile stock market in the coming months.
4 | ROYCE CAPITAL FUND ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets
Powell Industries	1.5%
Cato Cl. A	1.5
Apex Silver Mines	1.4
3TEC Energy	1.3
PetroCorp	1.3
ProAssurance	1.3
Wescast Industries Cl. A	1.2
PXRE Group	1.2
Cornell Companies	1.2
Ocular Sciences	1.2

Portfolio Sector Breakdown	% of Net Assets
Technology	21.2%
Health	16.1
Industrial Products	10.6
Natural Resources	9.9
Industrial Services	7.1
Financial Intermediaries	5.3
Consumer Services	5.2
Consumer Products	5.1
Financial Services	2.3
Diversified Investment Companies	0.3
Miscellaneous	4.9
Preferred Stocks	0.3
Cash and Cash Equivalents	11.7

GOOD IDEAS THAT WORKED		GOOD IDEAS AT THE TIME
2002 Net Realized and Unrealized Gain		2002 Net Realized and Unrealized Loss

Jos. A. Bank Clothiers	$2,262,733	CryptoLogic	$1,148,553
Thor Industries	1,055,367	Somera Communications	1,077,069
Syntel	616,817	Emisphere Technologies	1,024,953
Apex Silver Mines	586,386	Lexicon Genetics	875,003
Ducommun	503,903	Performance Technologies	804,906

Jos. A. Bank Clothiers — People may have been avoiding the stock market, but they were content to continue spending, which put this menswear retailer in the very fashionable spot of increasing sales and a climbing stock price. We reduced our position between April and June.

Thor Industries — A lousy stock market proved to be no roadblock for this recreation vehicle and small- to mid-sized bus manufacturer that announced record sales in May and a two-for-one split in June. We sold some shares in the first half, but continue to hold a large position.

CryptoLogic — This company creates software for the Internet gaming industry. We thought that its business had great promise, but in October eBay acquired Internet payment processor, PayPal, the firm that enabled payment for much of CryptoLogic’s products. The online auction house had previously announced that it would no longer allow consumers to use PayPal for online gambling, but we are holding on for now.

Somera Communications — This firm de-installs then sells after-market telecommunications equipment. We like the company’s balance sheet and core business. While its industry continues to struggle, it has seen modest improvement recently, which led us to build our stake.

		ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO
Average Annual Total Returns	Through 12/31/02	Portfolio Diagnostics

July - December *	-18.11%	Median Market Capitalization	$494 million
One-Year	-13.81	Weighted Average P/B Ratio	1.5x
Three-Year	11.61	Weighted Average Yield	0.5%
Five-Year	10.38	Number of Holdings	113
Since Inception (12/27/96)	11.63	Fund Net Assets	$18 million
* Not annualized.
MANAGER’S DISCUSSION

The good fortune that had smiled on small-cap value stocks through 2000 and 2001 turned to a frown in 2002, at least in the second half of the year. Royce Capital Fund - Small-Cap Portfolio (RCS) began to feel the bear’s grip as early as May, though the Portfolio’s difficulties began in earnest in the third quarter, when RCS lost 23.5%. The subsequent fourth-quarter rally, in which the Portfolio was up 7.1%, offered too little too late. For the calendar year, RCS was down 13.8%, a disappointing result, although the Portfolio did outperform its benchmark, the Russell 2000, which was down 20.5% for the same period. More encouraging was the long-term performance picture. From the small-cap market peak on 3/9/00, the Portfolio was substantially ahead of its benchmark, up 33.2% versus a loss of 34.3% for the Russell 2000. In addition, RCS outperformed the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 12/31/02. The Portfolio's average annual total return since inception for the period ended 12/31/02 was 11.6%.

Technology, the Portfolio’s largest sector, also saw the largest net losses in 2002. Much of the ongoing poor performance of the sector can be attributed to a third consecutive year in which businesses spent little on technological improvements or innovations. While we do not expect this trend to continue indefinitely, we cannot say with any assurance when it is likely to reverse itself. In the meantime, we increased our positions in holdings that we believe are excellent businesses with sterling financial characteristics as many fell to prices that we found highly attractive, especially between July and mid-October. Such firms include active and passive electronic components distributor Nu Horizons Electronics and telecommunications specialty services provider Lightbridge. The former company, which was trading at a discount to its book value for much of the year, has a solid earnings history and is debt free. The latter has an attractive niche business with what we regard as strong rebound potential. Entegris, a provider of specific shipping and transport materials for the microelectronics industry, finished the year with net gains, the combination of a rising price through May and some fortuitous buying and selling on our part. We continue to hold a large stake.

Slumping second-half prices also led us to increase our exposure to Health stocks. We built our position in contact lens manufacturer Ocular Sciences. The firm recently endured what we see as a minor earnings disappointment, which did little to alter our strong view of its business. In other areas, we first bought shares of Nu Skin Enterprises in March, then substantially increased our position in November because we like the niche business of this distributor and direct seller of nutritional and personal care products. We added to our stake in online brokerage and banking specialist E*TRADE Group, a company that we think has moved successfully from online stock buying to offering an array of financial services. After selling out of our position in July, we repurchased shares of closeout retailer Big Lots when the brutal third quarter brought its stock price to bargain-basement levels. We believe that the Portfolio is well-positioned for what we expect will be ongoing market volatility in the months ahead.

6 | ROYCE CAPITAL FUND ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets
Entegris	1.8%
AMERIGROUP Corporation	1.7
Nu Skin Enterprises Cl. A	1.7
ProAssurance	1.7
MAXIMUS	1.6
Thomas Industries	1.5
Unit Corporation	1.5
Perot Systems Cl. A	1.4
Lincoln Electric Holdings	1.4
Scottish Annuity & Life Holdings	1.4

Portfolio Sector Breakdown	% of Net Assets
Technology	17.2%
Health	13.1
Consumer Services	11.1
Industrial Products	10.4
Consumer Products	10.2
Natural Resources	10.1
Financial Intermediaries	9.0
Financial Services	2.2
Industrial Services	1.2
Miscellaneous	4.7
Cash and Cash Equivalents	10.8

GOOD IDEAS THAT WORKED		GOOD IDEAS AT THE TIME
2002 Net Realized and Unrealized Gain		2002 Net Realized and Unrealized Loss

Gold Fields ADR	$73,787	Theragenics Corporation	$78,216
Multimedia Games	68,704	Somera Communications	58,520
Entegris	67,862	Electroglas	53,669
Big Lots	66,985	Nu Horizons Electronics	52,172
Nu Skin Enterprises Cl. A	54,517	E*TRADE Group	45,698

Gold Fields — This South African mining and exploration firm was a beneficiary of the terrific rebound for precious metals companies. With little debt, it is particularly attractive to us. We increased our position in November, following a decline in its stock price.

Multimedia Games — This fast-growing, profitable company provides bingo machines for casinos. When we first bought shares in August, we thought that its price was worth the gamble, and through 12/31/02 the wager paid off handsomely.

Theragenics Corporation — The manufacturer of TheraSeed, a tiny, radioactive, FDA-cleared device used primarily in treating prostate cancer, the firm suffered distribution problems after being dropped by a large pharmaceutical firm. The company has revamped its marketing strategy and we like its niche business, so we increased our stake in November.

Somera Communications — This firm de-installs then sells after-market telecommunications equipment. We like the company’s balance sheet and core business. While its industry continues to struggle, it has seen modest improvement recently, which led us to build our stake.

		ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 7

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

COMMON STOCKS - 88.0%

	SHARES
VALUE

SHARES

VALUE

Consumer Products - 5.1%

			Financial Services - 2.3%
Apparel and Shoes - 0.8%			Information and Processing - 0.3%
Cutter & Buck [a]	86,000	$322,500	†Fidelity National Information Solutions [a,d]	22,049	$380,345
Nautica Enterprises [a,d]	68,700	763,257
		1,085,757	Insurance Brokers - 1.0%
Food/Beverage/Tobacco - 1.4%			Clark/Bardes [a,d]	45,900	883,575
Boston Beer Company Cl. A [a,d]	34,400	491,920	CorVel [a]	11,250	402,188
800 JR Cigar [a,c]	30,000	390,000			1,285,763
†Tasty Baking	113,900	990,930	Investment Management - 0.1%
		1,872,850	BKF Capital Group [a]	9,800	172,970
Home Furnishing/Appliances - 0.1%			Other Financial Services - 0.9%
Bassett Furniture Industries [d]	12,500	179,000	†Electro Rent [a]	103,300	1,252,099
Sports and Recreation - 2.0%			Total (Cost $2,820,388)		3,091,177
†Arctic Cat[d]	42,500	680,000
†Meade Instruments [a,d]	134,000	418,080	Health - 16.1%
Monaco Coach [a,d]	37,800	625,590	Commercial Services - 2.2%
Thor Industries [d]	25,900	891,737	PAREXEL International [a,d]	75,000	824,250
		2,615,407	Ventiv Health [a,d]	419,600	835,004
			Young Innovations [a]	58,250	1,355,478
Other Consumer Products - 0.8%					3,014,732
Concord Camera [a,d]	65,600	356,208
Matthews International Cl. A	33,600	750,322	Drugs and Biotech - 8.1%
		1,106,530	Antigenics[a,d]	122,700	1,256,448
Total (Cost $6,218,358)		6,859,544	†Arena Pharmaceuticals [a,d]	23,000	149,730
			BioReliance [a,d]	20,800	481,936

Consumer Services - 5.2%

			†Bruker Daltonics [a,d]	97,800	475,308
Restaurants/Lodgings - 0.7%			†CIMA Labs[a,d]	55,200	1,335,343
Benihana Cl. A [a]	30,545	412,357	Discovery Partners International [a]	111,200	309,136
†Chicago Pizza & Brewery [a,d]	78,000	538,200	†Durect Corporation [a]	341,100	689,022
		950,557	DUSA Pharmaceuticals [a,d]	180,400	294,052
Retail Stores - 3.9%			Emisphere Technologies [a,d]	95,100	330,948
Buckle (The) [a,d]	53,400	961,200	†Gene Logic [a,d]	24,600	154,734
Cato Cl. Ad	91,000	1,964,690	Lexicon Genetics [a,d]	291,100	1,376,903
Finish Line (The) Cl. A [a,d]	58,800	620,340	Luminex Corporation [a,d]	36,500	150,015
Galyan's Trading Company [a,d]	31,100	311,000	Martek Biosciences [a,d]	31,400	790,024
Jos. A. Bank Clothiers [a,d]	4,300	91,676	†Maxygen [a]	78,000	594,360
Sport Chalet [a]	107,500	757,983	†Pharmacyclics [a,d]	170,900	610,113
†Trans World Entertainment [a,d]	130,050	472,081	Seattle Genetics [a,d]	106,600	330,460
		5,178,970	†United Therapeutics [a,d]	29,900	499,330
			VIVUS [a,d]	235,000	876,550
Other Consumer Services - 0.6%			Zila [a,d]	213,700	196,604
E-LOAN [a,d]	466,700	862,928			10,901,016
Total (Cost $6,498,587)		6,992,455
			Health Services - 1.4%

Diversified Investment Companies - 0.3%

			aaiPharma[a,d]	39,800	557,996
Closed-End Mutual Funds - 0.3%			†Curative Health Services [a,d]	20,000	345,000
†ASA [d]	9,250	379,065	†First Consulting Group [a,d]	14,500	83,520
Total (Cost $258,500)		379,065	†Maxim Pharmaceuticals [a,d]	65,000	187,850
			†MedCath Corporation [a,d]	31,700	317,000

Financial Intermediaries - 5.3%

			†RehabCare Group [a,d]	18,600	354,888
Insurance - 5.3%					1,846,254
Argonaut Group [d]	27,000	398,250	Personal Care - 1.2%
NYMAGIC [a,d]	68,400	1,330,380	Ocular Sciences [a,d]	104,200	1,617,184
Navigators Group [a]	41,300	947,835
PMA Capital Cl. A [d]	10,000	143,300	Surgical Products and Devices - 3.2%
PXRE Group [d]	67,000	1,641,500	†Aksys [a,d]	98,800	523,640
ProAssurance [a,d]	80,000	1,680,000	†ArthroCare[a,d]	42,000	413,700
United Fire & Casualty Company [d]	30,000	1,003,500	†Interpore International [a,d]	30,000	192,000
		7,144,765	†Novoste [a,d]	96,500	696,730
Total (Cost $5,016,179)		7,144,765	†OrthoLogic Corporation [a,d]	129,500	467,495
			Orthofix International [a,d]	16,800	471,240

8 | ROYCE CAPITAL FUND ANNUAL REPORT 2002			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2002

SHARES

VALUE

SHARES

VALUE

Health (continued)			Printing - 1.2%
Surgical Products and Devices (continued)			Ennis Business Forms	55,500	$644,910
†Quinton Cardiology Systems [a,d]	118,000	$932,200	New England Business Service [d]	42,800	1,044,320
Theragenics Corporation [a]	89,400	360,282			1,689,230
†Thoratec Corporation [a,d]	23,200	177,016	Transportation and Logistics - 0.6%
		4,234,303	AirNet Systems [a,d]	124,500	612,540
Total (Cost $25,427,204)		21,613,489	Frozen Food Express Industries [a]	88,000	228,536
					841,076

Industrial Products - 10.6%

Building Systems and Components - 1.7%			Other Industrial Services - 0.5%
LSI Industries	45,000	623,250	†Team [a]	80,000	620,000
Preformed Line Products Company	49,500	825,165	Total (Cost $10,977,373)		9,551,161
Simpson Manufacturing [a]	24,000	789,600
		2,238,015	Natural Resources - 9.9%
			Energy Services - 5.1%
Construction Materials - 0.9%			Carbo Ceramics [d]	20,000	674,000
Florida Rock Industries	15,000	570,750	Dril-Quip [a,d]	60,000	1,014,000
†Gibraltar Steel [d]	30,100	573,104	Gulf Island Fabrication [a]	87,800	1,426,750
		1,143,854	Input/Output [a]	266,600	1,133,050
Industrial Components - 2.5%			NATCO Group Cl. A [a]	146,300	918,764
†Aaon [a]	75,000	1,382,250	†TETRA Technologies [a]	65,850	1,407,214
†Powell Industries [a,d]	115,500	1,972,625	Willbros Group [a,d]	34,200	281,124
Woodhead Industries	5,200	58,760			6,854,902
		3,413,635	Oil and Gas - 2.6%
Machinery - 0.7%			PetroCorp [a]	165,000	1,691,250
Lincoln Electric Holdings	19,900	460,685	3TEC Energy [a,d]	123,000	1,745,370
Woodward Governor [d]	12,600	548,100			3,436,620
		1,008,785	Precious Metals and Mining - 2.2%
Pumps, Valves and Bearings - 1.5%			Apex Silver Mines [a,d]	123,500	1,827,800
Denison International ADR [a,b]	85,500	1,368,000	†Glamis Gold [a,d]	51,900	588,546
Sun Hydraulics	73,100	584,800	†TVX Gold [a,d]	30,000	471,600
		1,952,800			2,887,946
Specialty Chemicals and Materials - 0.4%			Total (Cost $12,045,200)		13,179,468
CFC International [a]	108,600	483,270
			Technology - 21.2%
Other Industrial Products - 2.9%			Aerospace/Defense - 2.1%
BHA Group Holdings [a]	13,300	228,095	†Aeroflex [a,d]	46,700	322,230
NS Group [a,d]	105,000	684,600	Curtiss-Wright [d]	11,400	727,548
Peerless Mfg. [a]	52,200	433,260	Ducommun [a,d]	71,800	1,138,030
Quixote [d]	40,800	736,848	Integral Systems [a,d]	31,800	637,590
Velcro Industries	17,500	160,125			2,825,398
Wescast Industries Cl. A	66,200	1,648,380
		3,891,308	Components and Systems - 5.0%
Total (Cost $13,688,218)		14,131,667	CSP [a]	100,700	259,907
			†Catapult Communications [a,d]	64,450	770,177

Industrial Services - 7.1%

			Excel Technology [a]	60,000	1,073,400
Commercial Services - 4.5%			MOCON	72,400	513,244
Carlisle Holdings [a]	100,000	275,000	PC-Tel [a]	169,100	1,146,498
Cornell Companies [a,d]	180,700	1,626,300	Perceptron [a]	278,600	598,990
Exponent [a,d]	14,700	215,928	Performance Technologies [a,d]	152,700	497,802
New Horizons Worldwide [a]	75,700	299,015	Rainbow Technologies [a,d]	117,400	841,758
On Assignment [a,d]	102,400	872,448	REMEC [a,d]	115,850	449,498
†Pegasystems [a,d]	25,150	128,517	TTM Technologies [a,d]	151,200	500,321
†PLATO Learning [a,d]	92,700	550,638			6,651,595
RCM Technologies [a,d]	61,300	239,683	Distribution - 2.3%
RemedyTemp Cl. A [a]	54,100	757,400	†CompuCom [a,d]	50,000	280,500
Wackenhut Corrections [a]	96,600	1,073,226	†Daisytek International [a,d]	101,000	800,930
		6,038,155	Jaco Electronics [a]	199,500	548,625
Food/Tobacco Processors - 0.3%			Richardson Electronics [d]	168,500	1,459,210
MGP Ingredients	46,500	362,700			3,089,265
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			R OYCE C APITAL FUND A NNUAL REPORT 2002 | 9

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

SHARES

VALUE

SHARES

VALUE

Technology (continued)			Miscellaneous - 4.9%
Internet Software and Services - 2.0%			Total (Cost $7,273,586)		$6,530,062
CryptoLogic [a,d]	170,000	$804,100
CyberSource Corporation [a,d]	245,750	602,088

TOTAL COMMON STOCKS

Jupitermedia Corporation [a,d]	109,900	273,651	(Cost $125,899,357)		117,810,516
Online Resources [a,d]	126,500	355,338
†Overstock.com[a,d]	7,500	97,500

PREFERRED STOCKS – 0.3%

Register.com [a]	130,000	585,000	†United Fire & Casualty Company
		2,717,677	6.375% Conv.	15,000	404,100
IT Services - 2.5%
Analysts International [a]	195,600	387,288

TOTAL PREFERRED STOCKS

Corio [a]	256,600	192,450	(Cost $375,000)		404,100
Forrester Research [a,d]	80,500	1,253,385
Syntel [a,d]	41,500	871,915	REPURCHASE AGREEMENT – 14.7%
†Tier Technologies Cl. B [a,d]	35,800	572,800	State Street Bank & Trust Company,
		3,277,838	0.50% dated 12/31/02, due 1/2/03,
Semiconductors and Equipment – 1.6%			maturity value $19,736,548
†Integrated Silicon Solution [a,d]	50,000	218,000	(collateralized by U.S. Treasury Bonds,
†MIPS Technologies Cl. A [a,d]	250,000	757,500	7.50% due 11/15/16, valued at $20,136,079)
†Nanometrics [a,d]	51,460	215,617	(Cost $19,736,000)		19,736,000
†ParthusCeva [a,d]	139,400	823,854
QuickLogic Corporation [a]	100,000	106,000	TOTAL INVESTMENTS – 103.0%
		2,120,971	(Cost $146,010,357)		137,950,616

Software - 2.5%			LIABILITIES LESS CASH
ANSYS [a,d]	21,700	438,340

AND OTHER ASSETS – (3.0)%

					(4,007,011)
†Lightspan [a]	635,300	667,700
Roxio [a,d]	56,800	270,936
SPSS [a,d]	65,000	909,350	NET ASSETS – 100.0%		$133,943,605
Transaction Systems Architects Cl. A [a,d]	161,500	1,049,750
		3,336,076
Telecommunication - 3.2%
†COMARCO [a,d]	29,800	257,770
†Computer Network Technology [a,d]	90,000	639,000
Globecomm Systems [a]	76,500	286,875
PECO II [a]	153,600	98,304
Somera Communications [a,d]	348,700	941,490
†SpectraLink Corporation [a]	103,500	743,130
Sunrise Telecom [a]	94,000	166,380
†ViaSat [a,d]	61,100	705,094
Wireless Facilities [a,d]	80,000	480,800
		4,318,843
Total (Cost $35,675,764)		28,337,663

a			Non-income producing.
b			American Depository Receipt.
c			A security for which market quotations are no longer readily available represents 0.29% of net assets. This security has been valued at its fair value under procedures established by the Fund's Board of Trustees.
d	A portion of these securities were on loan at December 31, 2002.
† New additions in 2002 (unaudited.)
Bold indicates the Fund's largest 20 equity holdings in terms of December 31, 2002 market value.
INCOME TAX INFORMATION – The cost of total investments for Federal income tax purposes was $146,058,910. At December 31, 2002, net unrealized depreciation for all securities was $8,108,294, consisting of aggregate gross unrealized appreciation of $15,424,328 and aggregate gross unrealized depreciation of $23,532,622. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

10 | ROYCE CAPITAL FUND ANNUAL REPORT 2002			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2002

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

COMMON STOCKS – 89.2%

SHARES

VALUE

SHARES

					VALUE
Consumer Products – 10.2%			Securities Brokers - 1.0%
Apparel and Shoes - 4.2%			E*TRADE Group [a]	38,000	$184,680
†Cutter & Buck [a]	6,100	$22,875	Total (Cost $1,706,552)		1,641,364
Steven Madden [a]	10,600	191,542
†Maxwell Shoe Company Cl. A [a]	15,800	183,596	Financial Services – 2.2%
Nautica Enterprises [a]	16,200	179,982	Information and Processing - 2.2%
†Polo Ralph Lauren Cl. A [a]	8,200	178,432	†eFunds Corporation [a]	19,900	181,289
		756,427	†National Processing [a]	13,100	210,255
			Total (Cost $380,462)		391,544
Food/Beverage/Tobacco - 1.0%
†Lancaster Colony	4,900	191,492	Health – 13.1%
Home Furnishing/Appliances - 1.0%			Drugs and Biotech - 3.7%
Natuzzi ADR [b]	18,400	186,944	Antigenics[a]	500	5,120
Sports and Recreation - 1.0%			Applera Corporation-
Callaway Golf	13,300	176,225	Celera Genomics Group [a]	8,500	81,175
			†CIMA Labs[a]	2,300	55,639
Other Consumer Products - 3.0%			Lexicon Genetics [a]	21,300	100,749
†Blyth	6,500	173,940	†Perrigo [a]	20,300	246,645
†JAKKS Pacific [a]	14,400	193,968	†Serologicals Corporation [a]	16,800	184,800
†Racing Champions Ertl [a]	13,300	181,545			674,128
		549,453	Health Services - 7.2%
Total (Cost $1,871,193)		1,860,541	†AMERIGROUP Corporation [a]	10,400	315,224
			†Centene Corporation [a]	6,200	208,258
Consumer Services – 11.1%			†Curative Health Services [a]	10,500	181,125
Direct Marketing - 1.7%			†Horizon Health [a]	13,700	240,435
†Nu Skin Enterprises Cl. A	25,500	305,235	†Orthodontic Centers of America [a]	16,200	176,742
			†RehabCare Group [a]	9,700	185,076
Leisure/Entertainment - 2.2%					1,306,860
†Dover Downs Gaming & Entertainment	19,600	178,164
†Multimedia Games [a]	8,200	225,172	Personal Care - 0.9%
		403,336	Ocular Sciences [a]	11,000	170,720
Restaurants/Lodgings - 1.4%
RARE Hospitality International [a]	2,500	69,050	Surgical Products and Devices - 1.3%
†Ryan's Family Steak Houses [a]	16,400	186,140	Theragenics Corporation [a]	34,000	137,020
		255,190	VISX [a]	9,400	90,052
Retail Stores - 5.8%					227,072
Abercrombie & Fitch Cl. A [a]	8,100	165,726	Total (Cost $2,408,415)		2,378,780
Big Lots [a]	14,600	193,158
Buckle (The) [a]	12,500	225,000	Industrial Products – 10.4%
Galyan's Trading Company [a]	14,200	142,000	Building Systems and Components - 0.9%
InterTAN [a]	19,200	137,280	Simpson Manufacturing [a]	5,200	171,080
Stein Mart[a]	30,300	184,830
		1,047,994	Construction Materials - 1.0%
Total (Cost $1,961,391)		2,011,755	Florida Rock Industries	4,700	178,835

			Industrial Components - 2.0%
Financial Intermediaries – 9.0%			†C & D Technologies	5,300	93,651
Insurance - 8.0%			†Thomas Industries	10,400	271,024
AmerUs Group	5,400	152,658			364,675
Argonaut Group	5,700	84,075	Machinery - 3.4%
CNA Surety	11,800	92,630	Lincoln Electric Holdings	11,100	256,965
†Ohio Casualty [a]	2,000	25,900	Tektronix [a]	9,700	176,443
PMA Capital Cl. A	1,800	25,794	Woodward Governor	4,400	191,400
ProAssurance [a]	14,500	304,500			624,808
†Protective Life	6,000	165,120	Pumps, Valves and Bearings - 1.0%
Reinsurance Group of America	6,600	178,728	Denison International ADR [a,b]	10,900	174,400
†Scottish Annuity & Life Holdings	14,700	256,515
United Fire & Casualty Company	2,600	86,970	Specialty Chemicals and Materials - 0.9%
†Universal American Financial [a]	14,400	83,794	Albemarle Corporation	5,900	167,855
		1,456,684

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 11

SCHEDULES OF INVESTMENTS					DECEMBER 31, 2002

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO (continued)

SHARES

VALUE

					SHARES

VALUE

Industrial Products (continued)				Distribution - 0.9%
Other Industrial Products - 1.2%				Nu Horizons Electronics [a]	28,600	$165,308
Strattec Security [a]		3,800	$182,172	IT Services - 3.1%
Wescast Industries Cl. A		1,500	37,350	American Management Systems [a]	500	5,995
			219,522	†MAXIMUS [a]	11,300	294,930
Total (Cost $1,859,590)			1,901,175	Perot Systems Cl. A [a]	24,400	261,568
						562,493
Industrial Services – 1.2%
Commercial Services - 0.6%
Cornell Companies [a]		1,200	10,800	Semiconductors and Equipment - 2.9%
†On Assignment[a]		11,600	98,832	Entegris [a]	31,400	323,420
			109,632	Fairchild Semiconductor Cl. A [a]	900	9,639
				†Semitool [a]	29,500	183,195
						516,254
Engineering and Construction - 0.1%				Software - 1.7%
†Keith Companies [a]		1,500	19,605	JDA Software Group [a]	8,500	82,110
Printing - 0.5%				†Pervasive Software [a]	21,800	89,816
†Courier Corporation		2,000	91,680	SPSS [a]	500	6,995
Total (Cost $205,502)			220,917	†Sybase[a]	10,200	136,680
						315,601
Natural Resources – 10.1%				Telecommunication - 4.5%
Energy Services - 1.9%				†Brooktrout [a]	36,100	191,330
Patterson-UTI Energy [a]		4,100	123,697	†ECtel [a]	22,600	180,800
†TETRA Technologies [a]		10,900	232,933	†Lightbridge [a]	27,600	169,740
			356,630	†Scientific-Atlanta	15,400	182,644
Oil and Gas - 6.0%				Somera Communications [a]	35,600	96,120
Tom Brown[a]		7,400	185,740			820,634
†Cimarex Energy [a]		11,418	204,382	Total (Cost $3,202,925)		3,124,274
†Houston Exploration [a]		5,800	177,480

St. Mary Land & Exploration Company

		10,000	250,000

Miscellaneous – 4.7%

†Unit Corporation [a]		14,500	268,975	Total (Cost $830,255)		847,693
			1,086,577

TOTAL COMMON STOCKS

Precious Metals and Mining - 2.2%				(Cost $16,096,410)		16,220,220
AngloGold ADR [b]		5,900	202,134
Gold Fields ADR [b]		14,100	196,836	REPURCHASE AGREEMENT – 11.5%
			398,970	State Street Bank & Trust Company,
Total (Cost $1,670,125)			1,842,177	0.50% dated 12/31/02, due 1/2/03,
				maturity value $2,089,058
Technology – 17.2%				(collateralized by U.S. Treasury Bonds,
Components and Systems - 4.1%				9.125% due 5/15/18, valued at $2,135,600)
American Power Conversion [a]		5,300	80,295	(Cost $2,089,000)		2,089,000
†Catapult Communications [a]		15,400	184,030
Cognex Corporation [a]		4,600	84,778

TOTAL INVESTMENTS – 100.7%

KEMET [a]		21,000	183,540	(Cost $18,185,410)		18,309,220
PC-Tel [a]		1,400	9,492
TTM Technologies [a]		61,000	201,849	LIABILITIES LESS
			743,984	CASH AND OTHER ASSETS – (0.7)%		(118,832)

NET ASSETS - 100.0%

						$18,190,388

a	Non-income producing.
b	American Depository Receipt.
†	New additions in 2002 (unaudited).
Bold indicates the Fund's largest 20 equity holdings in terms of December 31, 2002 market value.

INCOME TAX INFORMATION – The cost of total investments for Federal income tax purposes was $18,205,789. At December 31, 2002, net unrealized appreciation for all securities was $103,431, consisting of aggregate gross unrealized appreciation of $891,099 and aggregate gross unrealized depreciation of $787,668. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
12 | ROYCE CAPITAL FUND ANNUAL REPORT 2002

STATEMENTS OF ASSETS AND LIABILITIES		DECEMBER 31, 2002

	Micro-Cap Portfolio	Small-Cap Portfolio
ASSETS:
Investments at value*	$118,214,616	$16,220,220
Repurchase agreement (at cost and value)	19,736,000	2,089,000
Cash	95,351	4,278
Collateral from brokers on securities loaned**	31,665,667	–
Receivable for investments sold	160,249	–
Receivable for capital shares sold	198,829	25,846
Receivable for dividends and interest	51,848	5,286
Prepaid expenses and other assets	3,671	114
Total Assets	170,126,231	18,344,744
LIABILITIES:
Payable for collateral on securities loaned	31,665,667	–
Payable for investments purchased	4,172,594	125,356
Payable for capital shares redeemed	163,481	5,206
Payable for investment advisory fees	136,259	11,739
Accrued expenses	44,625	12,055
Total Liabilities	36,182,626	154,356
Net Assets	$133,943,605	$18,190,388
ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	$1,458,360	$22,499
Net unrealized appreciation (depreciation) on investments	(8,059,741)	123,810
Capital shares	17,617	3,187
Additional paid-in capital	140,527,369	18,040,892
Net Assets	$133,943,605	$18,190,388
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	17,616,788	3,186,759
NET ASSET VALUES:
(Net Assets/Shares Outstanding)
(offering and redemption price per share)	$7.60	$5.71
*Investments at identified cost	$126,274,357	$16,096,410
**Market value of securities loaned	$29,710,427	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 13

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio	Small-Cap Portfolio
	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001
INVESTMENT OPERATIONS:
Net investment loss	$(1,149,111)	$(406,972)	$(45,080)	$(19,753)
Net realized gain on investments	5,249,519	3,137,599	133,914	485,213
Net change in unrealized appreciation
(depreciation) on investments	(24,735,990)	13,967,962	(342,408)	338,390
Net increase (decrease) in net assets
from investment operations	(20,635,582)	16,698,589	(253,574)	803,850
DISTRIBUTIONS:
Net realized gain on investments	(4,048,790)	(1,590,509)	(93,010)	(471,801)
Total distributions	(4,048,790)	(1,590,509)	(93,010)	(471,801)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	69,226,599	62,980,920	18,217,779	6,667,321
Distributions reinvested	4,048,790	1,590,509	93,010	471,801
Value of shares redeemed	(21,148,246)	(8,615,645)	(3,097,742)	(5,586,992)
Net increase in net assets
from capital share transactions	52,127,143	55,955,784	15,213,047	1,552,130
NET INCREASE IN NET ASSETS	27,442,771	71,063,864	14,866,463	1,884,179
NET ASSETS:
Beginning of year	106,500,834	35,436,970	3,323,925	1,439,746
End of year	$133,943,605	$106,500,834	$18,190,388	$3,323,925
UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$-	$-	$-	$-
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	7,690,913	7,698,786	3,151,824	977,340
Shares issued for reinvestment
of distributions	535,559	182,817	16,404	73,719
Shares redeemed	(2,449,579)	(1,066,676)	(480,516)	(776,876)
Net increase in shares outstanding	5,776,893	6,814,927	2,687,712	274,183

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
14 | ROYCE CAPITAL FUND ANNUAL REPORT 2002

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2002

	Micro-Cap Portfolio	Small-Cap Portfolio
INVESTMENT INCOME:
Income:
Dividends	$435,896	$27,003
Interest	172,622	4,136
Total income	608,518	31,139
Expenses:
Investment advisory fees	1,628,108	56,458
Custody	66,726	25,465
Shareholder reports	30,073	3,338
Administrative and office facilities	29,295	924
Shareholder servicing	14,026	11,515
Audit	11,879	4,970
Trustees' fees	11,707	389
Legal	3,891	128
Other expenses	3,703	2,222
Total expenses	1,799,408	105,409
Fees waived by investment adviser	(41,779)	(29,190)
Net expenses	1,757,629	76,219
Net investment loss	(1,149,111)	(45,080)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,249,519	133,914
Net change in unrealized appreciation (depreciation) on investments	(24,735,990)	(342,408)
Net realized and unrealized gain (loss) on investments	(19,486,471)	(208,494)
NET DECREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(20,635,582)	$(253,574)

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
MICRO-CAP PORTFOLIO (a)
2002	$9.00	$(0.08	) (c)	$(1.08)	–	$(0.24)	$7.60	(12.9)%	$133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)		2.12	–	(0.14)	9.00	29.7%	106,501	1.35%	(0.61)%	18%
2000	6.13	(0.01)		1.14	–	(0.21)	7.05	18.6%	35,437	1.35%	(0.14)%	31%
1999	5.24	(0.02)		1.46	–	(0.55)	6.13	28.1%	7,468	1.35%	(0.53)%	102%
1998	5.80	(0.03)		0.23	–	(0.76)	5.24	4.1%	3,337	1.35%	(0.79)%	88%
SMALL-CAP PORTFOLIO (b)
2002	$6.66	$(0.05	) (c)	$(0.87)	–	$(0.03)	$5.71	(13.8)%	$18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)		1.34	–	(1.04)	6.66	21.0%	3,324	1.35%	(0.74)%	188%
2000	5.23	(0.01)		1.73	–	(0.55)	6.40	33.3%	1,440	1.35%	(0.26)%	116%
1999	5.47	–		0.43	–	(0.67)	5.23	8.2%	428	1.35%	(0.06)%	70%
1998	5.37	–		0.47	–	(0.37)	5.47	8.9%	374	1.35%	(0.08)%	109%

(a) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, the expense ratios before the waivers and reimbursements would have been 1.38%, 1.58%, 2.24%, 2.59% and 7.32%, respectively.

(b) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, the expense ratios before the waivers and reimbursements would have been 1.87%, 2.20%, 3.89%, 5.63% and 7.05%, respectively.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 15

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassified in order to conform to current year presentation.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

are recorded on the ex-dividend date and paid annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.
     The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. There were no capital loss carryforwards for the year ended December 31, 2002.

Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.35% for each Fund through December 31, 2002. For the year ended December 31, 2002, Micro-Cap Portfolio waived advisory fees of $41,779, and Small-Cap Portfolio waived advisory fees of $29,190.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. Any dividends and capital gain distributions

	Purchases	Sales
Micro-Cap Portfolio Small-Cap Portfolio	$72,733,963 $16,314,984	$30,526,994 $ 2,862,097

16 | ROYCE CAPITAL FUND ANNUAL REPORT 2002

TAX INFORMATION

Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gain
	2002	2001	2002	2001
Micro-Cap Portfolio Small-Cap Portfolio	$1,014,380 44,589	$1,136,079 393,660	$3,034,410 48,421	$454,430 78,141

The tax basis components of distributable earnings at December 31, 2002, were as follows:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Micro-Cap Portfolio Small-Cap Portfolio	$ 685,086 -	$ 821,827 42,878	$ (8,108,294) 103,431	$ (6,601,381) 146,309

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2002. The Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income	Accumulated Net Realized Gain / (Loss)	Paid-in Capital
Micro-Cap Portfolio Small-Cap Portfolio	$ 1,149,111 45,080	$ (1,149,112) (26,330)	$ 1 (18,750)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Royce Capital Fund and the Shareholders of Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Small-Cap Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland January 31, 2003

ROYCE CAPITAL FUND ANNUAL REPORT 2002 | 17

TRUSTEES ANDOFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION: Charles M. Royce, Trustee* and  President
Age:  63                         No. of Funds Overseen: 17
Tenure: Since 1982         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Investment Officer of Royce & Associates, LLC ("Royce"), the Trust’s investment adviser.

NAME AND POSITION: Mark R. Fetting, Trustee*
Age: 48                          No. of Funds Overseen: 17
Tenure: Since 2001         Non-Royce Directorships: Director of registered  investment                                       companies constituting four Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting's prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 71                          No. of Funds Overseen: 17
Tenure: Since 1998         Non-Royce Directorships: Trustee of the registered                                       investment companies constituting the 94 Eaton Vance                                       Funds

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

NAME AND POSITION: Richard M. Galkin, Trustee
Age:  64                         No. of Funds Overseen: 17
Tenure: Since 1982         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 63                          No. of Funds Overseen: 17
Tenure: Since 1989         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney; President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 68                          No. of Funds Overseen: 17
Tenure: Since 1996         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke's prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION: David L. Meister, Trustee
Age: 63                          No. of Funds Overseen: 17
Tenure: Since 1982         Non-Royce Directorships: None

Principal Occupation ( s ) During Past Five Years: Chairman and Chief    Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister's prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O'Brien, Trustee
Age: 57                          No. of Funds Overseen: 17
Tenure: Since 2001   Non-Royce Directorships: Trustee / Director of                                       registered investment companies constituting 18 Legg                                       Mason Funds. Director of Renaissance Capital                                                       Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich, Vice President
Age: 51
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 44
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 44
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O'Byrne, Vice President and Assistant Secretary
Age: 40
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 35
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Compliance Officer and Secretary of Royce and Principal of Credit Suisse First Boston Private Equity (2001-2002).

* Interested Trustee.
Each trustee will hold office until the Trust's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust's trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
18 | ROYCE CAPITAL FUND ANNUAL REPORT 2002